                                                                 EXHIBIT 10.81

                                 LEASE SCHEDULE

Lease Schedule No: 003
to Master Lease Agreement No: 0001E

Lessor:  Aberlyn Capital Management       Lessee:  American BioMed, Inc.
         Limited Partnership                       10077 Grogan's Mill Road
         1000 Winter Street                        Suite 100
         Waltham, MA 02154                         The Woodlands, TX 77380
         (617) 895-1144

1. Lessor and Lessee have entered into a Master Lease Agreement dated as of January 4, 1993, including this Lease Schedule (collectively, the "Lease"), pursuant to which Lessor and Lessee have agreed to lease the equipment described in Exhibit A hereto (the "Equipment"). the Lessor and Lessee acknowledge and agree that for United States federal income tax purposes, this Lease shall be treated as a conditional sale transaction, and both parties (and their successors or assigns) hereby agree to report to all relevant tax authorities that this Lease transaction is a conditional sale transaction. For this purpose, (i) this Lease is, and shall consistently be treated as, a financing transaction, rather than a sale, (ii) Lessee will be the owner of the Equipment to be delivered under this Agreement, for tax purposes, (iii) Lessee will not claim any rental deduction for the amounts paid to the Lessor under the Lease, (iv) Lessor will not claim amortization or depreciation deduction with respect to the Equipment delivered under the lease, (v) neither party will at any time take any action, directly or indirectly, or file any returns, or other documents inconsistent with the foregoing, and (vi) the parties will file such returns, take such actions and execute such documents as may be reasonable and necessary to facilitate the accomplishment of the intent expressed in subparagraph (i) through (v) of this Section 1.

2.  The Acquisition Cost of the Equipment is $285,823.00.

3. a. Lease Term: The Lease Term is 24 months commencing on the "Lease Term Commencement Date" as defined in the Acceptance Certificate, plus any partial period between the date on which Lessor, at the request of the Lessee, acquires an interest in or incurs any obligation with respect to such Equipment and the Lease Term Commencement Date.

        b. Rent: Lessee shall pay Lessor 24 Rent payments in the following amounts commencing on the date set forth in the Acceptance Certificate with respect to the Equipment (the "Rent Payment Commencement Date") and on the same day of each month thereafter for the entire Lease Term:


        Rent Payment Nos:  1-5     Rent Payment Amount: $ 6,612.00 each
        Rent Payment No:   6       Rent Payment Amount: $22,039.00
        Rent Payment Nos:  7-11    Rent Payment Amount: $ 6,612.00 each
        Rent Payment No:  12       Rent Payment Amount: $22,039.00
        Rent Payment Nos: 13-17    Rent Payment Amount: $ 6,612.00 each
        Rent Payment No:  18       Rent Payment Amount: $55,097.00
        Rent Payment Nos: 19-23    Rent Payment Amount: $11,019.00 each
        Rent Payment No:  24       Rent Payment Amount: $94,767.00

In the event that the Rent payments set forth in any Acceptance Certificate hereto differ from those set forth in this Section 3(b), the Rent Payments shall be as set forth in the Acceptance Certificate. If a Rent payment date shall fall on a day that is not a business day, the Rent due and payable on such day shall be made on the business day next succeeding such Rent payment date.

        c.  Intentionally Omitted

        d. Taxes: Lessee shall be responsible for the payment of all taxes or other impositions, including sales tax if applicable, as more fully set forth in the Lease.

4. Purchase Option: Notwithstanding any provision contained in the Lease to the contrary, Lessee shall have the option to purchase from Lessor all of Lessor's rights, title and interest in and to all, but not less than all, of the Equipment at the expiration of the stated Lease Term, which is June 1, 1998 (the "Purchase Option Date") with respect thereto, provided that Lessee is not in default hereunder, for a purchase price equal to $1.00.

5.  Intentionally Omitted

6.  Intentionally Omitted

7. The Equipment will be located at the locations specified in Exhibit A hereto.

8. Further, Lessor's obligations under this Schedule, including Lessor's obligation to purchase and participate in the financing of any Equipment to be leased hereunder, are conditioned upon Lessor having received: (i) evidence as to due compliance with the insurance provisions hereof; and (ii) UCCs and all other filings and recordings with respect to the transactions contemplated thereunder which are necessary or appropriate to establish, protect, perfect or give first priority to Lessor's title in the Equipment leased hereunder.

9.  Intentionally Omitted

By execution hereof, the undersigned certifies that he has read, accepted and duly executed this Lease Schedule to the Master Lease Agreement on behalf of Lessee.

LESSOR:                                        LESSEE:
Aberlyn Capital Management                     American BioMed, Inc.
Limited Partnership
By its: General Partner
Aberlyn Capital Management Company, Inc.


By:    /s/ DIANA M SPANO                       By:    /s/ STEVEN B. RASH
       --------------------------                     -------------------------
Name:  Diana M Spano                            Name:  Steven B. Rash
       --------------------------                     -------------------------
Title: Vice President                          Title: President and CEO
       --------------------------                     -------------------------
Date:                                          Date:  6-01-96
       --------------------------                     -------------------------

                                   Schedule B
                                       to
              Patent Schedule No. 002 dated ____________ __, 1996

               Patent Assignment and License Agreement No. 0001P
                            dated December 31, 1992

                        License Terms and Base Royalties

Term:  The stated Term is twenty-four (24) months.

Effective Date:  Commencing on ______________ __, 1996.

Base Royalty Effective Date:  Commencing on June 1, 1996.

Base Royalty: Licensee shall pay Company, in advance, 24 Royalty payments ("Base Royalty") in the following amounts:


        Royalty Payment Nos:   1-5   Royalty Payment Amount: $  8,388.00 each
        Royalty Payment No:    6     Royalty Payment Amount: $ 27,961.00
        Royalty Payment Nos:   7-11  Royalty Payment Amount: $  8,388.00 each
        Royalty Payment No:   12     Royalty Payment Amount: $ 27,961.00
        Royalty Payment Nos:  13-17  Royalty Payment Amount: $  8,388.00 each
        Royalty Payment No:   18     Royalty Payment Amount: $ 69,903.00
        Royalty Payment Nos:  19-23  Royalty Payment Amount: $ 13,981.00 each
        Royalty Payment No:   24     Royalty Payment Amount: $120,233.00

Base Royalty Payment Commencement Date: Commencing on June 1, 1996 and on the same day of each month thereafter for the entire Term. If a Base Royalty payment date shall fall on a day that is not a business day, the Base Royalty due and payable on such day shall be made on the business day next succeeding such Base Royalty payment due:

Last Base Royalty Payment Date:  May 1, 1998

Purchase Option: Notwithstanding any provision contained in the Agreement to the contrary, Licensee shall have the option to purchase from the Company all of the Company's rights, title and interest in and to all, but not less than all, of the Patents at the expiration of the stated Term, which is June 1, 1998 (the "Purchase Option Date") with respect thereto, provided that Licensee is not in default hereunder, for a purchase price equal to $1.00.

                               EQUIPMENT LOCATION


Lease Schedule and
Acceptance Certificate No. 003
to Master Lease Agreement No: 0001E


Lessee:              American BioMed, Inc.
Address:             10077 Grogan's Mill Road
                     Suite 100
                     The Woodlands, TX 77380

Equipment Location:  American BioMed, Inc.
                     10077 Grogan's Mill Road
                     Suite 100
                     The Woodlands, TX 77380

Equipment Location:  American BioMed, Inc.
                     Buildings B-8 and B-9
                     2408 Timberloch Place
                     The Woodlands, TX 77380


       [See attached 6 pages including the equipment location cover page]